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                   AMENDED AND RESTATED INTERIM WAREHOUSE AND
                               SECURITY AGREEMENT


                                  by and among


                          PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION,


                   AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.,


                                       and


                    AMRESCO RESIDENTIAL MORTGAGE CORPORATION


                          Dated as of October 25, 1996








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                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
        Section 1.  The Loan . . . . . . . . . . . . . . . . . . . . . . . .   2
        Section 2. Additional Conditions Precedent to Advance; Required Characteristics of Mortgage Loans, Correspondents and
                    Servicers. . . . . . . . . . . . . . . . . . . . . . . .   9
        Section 3.  Mortgage Files and Custodian . . . . . . . . . . . . . .  11
        Section 4.  Representations, Warranties and Covenants. . . . . . . .  11
        Section 5.  Mandatory Prepayment of Loan . . . . . . . . . . . . . .  16
        Section 6.  Release of Mortgage Files following Payment of Loan. . .  17
        Section 7.  [Reserved] . . . . . . . . . . . . . . . . . . . . . . .  18
        Section 8.  No Oral Modifications; Successors and Assigns;
                    Assignment of Collateral . . . . . . . . . . . . . . . .  18
        Section 9.  Reports. . . . . . . . . . . . . . . . . . . . . . . . .  18
        Section 10. Events of Default. . . . . . . . . . . . . . . . . . . .  19
        Section 11. Remedies Upon Default. . . . . . . . . . . . . . . . . .  20
        Section 12. Indemnification. . . . . . . . . . . . . . . . . . . . .  21
        Section 13. Power of Attorney. . . . . . . . . . . . . . . . . . . .  21
        Section 14. Agreement Constitutes Security Agreement . . . . . . . .  22
        Section 15. Lender May Act Through Affiliates. . . . . . . . . . . .  22
        Section 16. Notices  . . . . . . . . . . . . . . . . . . . . . . . .  22
        Section 17. Severability . . . . . . . . . . . . . . . . . . . . . .  23
        Section 18. Counterparts . . . . . . . . . . . . . . . . . . . . . .  23


Appendix I -    Definitions
Exhibit A  -    Form of Secured Note
Exhibit B  -    Form of Opinion
Exhibit C  -    Form of Credit Increase Confirmation and Note Amendment
Exhibit D  -    Form of Funding Notice

          AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT


        AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT, dated as of October 25, 1996 (as amended or otherwise modified from time to time, this "AGREEMENT") among PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, having an office at 1220 N. Market Street, Wilmington, Delaware 19801 (the "LENDER"), AMRESCO RESIDENTIAL CAPITAL MARKETS, INC., a Delaware corporation, having its principal office at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201 (the "BORROWER") and AMRESCO RESIDENTIAL MORTGAGE CORPORATION, a Delaware corporation, having its principal office at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201 ("ARMC").

        WHEREAS, the Borrower (formerly known as AMRESCO Residential Mortgage Corporation) and the Lender (formerly known as Prudential Securities Realty Funding Corporation) entered into that certain Interim Warehouse and Security Agreement, dated as of February 26, 1996 (as amended and modified from time to time, the "ORIGINAL AGREEMENT"), to provide the Borrower with a loan from the Lender secured by certain mortgage loans;

        WHEREAS, in consideration of the premises and mutual agreements hereinafter set forth, the Borrower and the Lender hereby amend and restate the Original Agreement as hereinafter set forth;

        WHEREAS, the Lender intends to lend and the Borrower intends to borrow up to $500,000,000 (Five Hundred Million Dollars) to fund the purchase by (i) the Borrower of fixed and floating rate, "B and C credit", first lien, one-to-four family residential mortgage loans and (ii) the Borrower's subsidiary ARMC of certain delinquent mortgage loans and REO Properties (as defined herein); and

        WHEREAS, the Lender's affiliate, Prudential Securities Incorporated ("PSI") will act as the underwriter for at least 35% of each of the next two mortgage-backed securities issuances occurring in the fourth quarter of 1996 and/or the first quarter of 1997 (the first issuance, the proposed AMRESCO Securities Corporation Mortgage Loan Trust 1996-5 transaction, is hereinafter referred to as the "FIRST SECURITIZATION", and the second issuance, the proposed AMRESCO Securities Corporation Mortgage Loan Trust 1996-6 or 1997-1 transaction, as the case may be, is hereinafter referred to as the "SECOND SECURITIZATION", with each such issuance hereinafter referred to as a "SECURITIZATION") to be sponsored by the Borrower (or by an affiliate thereof) and collateralized by the Pledged Mortgage Loans.


        An index to the location of the definitions of the defined terms used herein is set forth as Appendix I hereto.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:

        SECTION 1.  THE LOAN.

        A.  Subject to the terms of this Agreement:

        1. The Lender agrees to lend to the Borrower up to a maximum of $500,000,000 (such borrowing, the "LOAN") to be made in one or more advances (each, an "ADVANCE"); PROVIDED, HOWEVER, that in no event shall the outstanding debt owed to the Lender by the Borrower under any loan agreement (including, without limitation, this Agreement) exceed $500,000,000; PROVIDED, FURTHER, that if a prefunding account is utilized in connection with the Second Securitization, the maximum outstanding borrowings at any time from the date on which the Second Securitization occurs (the "SECURITIZATION CLOSING DATE") (or such later date as provided in Section 1(B)(2)) to the earlier to occur of (a) June 30, 1997 and (b) the closing of the last prefunding relating to the Second Securitization (such earlier date, the "FUNDING TERMINATION DATE") may not exceed the amount on deposit at any time in the prefunding account for the Second Securitization; PROVIDED, FURTHER, that in no event shall the outstanding debt (including, without limitation, the Loan) owed to the Lender by the Borrower under any loan agreement (including, without limitation, this Agreement) relate to outstanding Wet Funded Advances (as defined in Section 1(A)(3)) in excess of $20,000,000; PROVIDED, FURTHER, that in no event shall the outstanding debt (including, without limitation, the Loan) owed to the Lender by the Borrower under any loan agreement (including, without limitation, this Agreement) which is secured by Mortgage Loans owned by the Borrower or ARMC which are more than 59 days delinquent but less than 180 days delinquent and are not REO Properties (as defined below) (each such Mortgage Loan, a "DELINQUENT MORTGAGE LOAN") exceed $7,000,000; and PROVIDED, FURTHER, that in no event shall the outstanding debt (including, without limitation, the Loan) owed to the Lender by the Borrower under any loan agreement (including, without limitation, this Agreement) which is secured by real property acquired by the Borrower or ARMC through foreclosure or deed-in-lieu of foreclosure (such acquired property, "REO PROPERTY") exceed $3,000,000 (as each such foregoing amount may be adjusted by the Lender in its sole and unreviewable discretion by execution of a Credit Increase Confirmation and Note Amendment, in the form of Exhibit C attached hereto, between the Lender and the Borrower). The Borrower agrees that the Loan shall be used to warehouse (i) Delinquent Mortgage Loans and REO Properties and (ii) fixed and floating rate, "B and C credit", first lien, one-to-four family residential mortgage loans that are to be included in each Securitization (the "MORTGAGE LOANS"), as such Mortgage Loans are identified to the Lender in writing and in electronic form from time to time. For purposes of this Agreement, "Mortgage Loans" shall include any REO Properties financed hereunder, as applicable. All Mortgage Loans financed hereunder shall be closed loans; I.E., this facility shall not be used for "table" fundings. Subject to the limitations set forth herein for Delinquent Mortgage Loans and REO Properties, the Lender may refuse to lend against any other Mortgage Loan(s) which the Lender reasonably believes will not be eligible for inclusion in the securitized pool either (x) due to the characteristics of such Mortgage Loan or (y) due to the expected aggregate characteristics of the Mortgage Loans.

        2. Each Advance shall be made on a date prior to the Maturity Date referred to below (each such date, a "FUNDING DATE"); PROVIDED that:

        (i) the conditions precedent to the making of Advances set forth in
     Section 2 hereof shall have been satisfied, and the representations and warranties of the Borrower and ARMC in Section 4 hereof shall be true and correct on and as of such Funding Date as if made on and as of such date;

        (ii) no Event of Default shall have occurred and be continuing or would exist after the making of the Advance on such Funding Date;

        (iii) the Lender shall have received (A) in connection with each Advance, a certificate from the Custodian referred to below to the effect that it has reviewed the mortgage files relating to the Mortgage Loans being pledged in connection with the Advance being made on such Funding Date and has found no material deficiencies in such mortgage files (the "CUSTODIAN'S CERTIFICATION"), it being acknowledged that the Custodian's Certification may consist of an initial certification, which must be delivered on or prior to the related Funding Date with respect to the notes and assignments of mortgage, and a final certification with respect to the remainder of the mortgage files within 30 days of such Funding Date and (B) prior to the initial Advance, a legal opinion from counsel (which may be in-house counsel) to the Borrower and ARMC in the form of Exhibit B attached hereto;

        (iv) the Borrower shall have delivered or caused to be delivered to the Custodian all required documents with respect to the Mortgage Loans being pledged to the Lender hereunder on such Funding Date;

        (v) if any Delinquent Mortgage Loans are being pledged to the Lender hereunder on such Funding Date, the Borrower or ARMC shall have delivered to the Lender broker's price opinions (each a "BPO"), prepared at the expense of the Borrower or ARMC, in form and substance satisfactory to the Lender, setting forth the estimated value of the real property securing each such Delinquent Mortgage Loan; PROVIDED, HOWEVER, that with respect any Delinquent Mortgage Loans to be pledged hereunder on the initial Funding Date, the Borrower shall have 15 days following such Funding Date to deliver the BPOs to the Lender);

        (vi) if any REO Properties are being pledged to the Lender hereunder on such Funding Date, the Borrower or ARMC shall have delivered (A) to the Lender (1) updated appraisals (substantially in FNMA form) of such REO Properties prepared at the time of foreclosure of such REO Properties at the expense of the Borrower or ARMC (such appraisals, the "APPRAISALS"), in form and substance satisfactory to the Lender, setting forth the appraised value of such REO Properties and (2) with respect to each REO Property then in escrow to be sold, a copy of the contract for sale of such REO Property (the "CONTRACT"), and (B) to the Custodian, (1) with respect to each REO Property for which the Lender has received a Contract, the original mortgage executed by ARMC in favor of the Lender which mortgage shall be in form and substance acceptable for recording in the state or other jurisdiction where the REO Property is located, and (2) with respect to all other REO Properties, the original mortgage executed by ARMC in favor of the Lender with evidence of recording thereon from the state or other jurisdiction where the REO Property is located (or (x) in the event of a delay caused by such recording office, an officer's certificate from the Borrower certifying that such mortgage (a photocopy of which is attached thereto) has been delivered to the appropriate recording office for recordation and that the original mortgage or a copy of such mortgage certified by such recording office to be a true and complete copy of the original recorded mortgage shall be delivered to the Custodian upon receipt thereof by the Borrower or (y) in the event of a mortgage where the recording office retains the original recorded mortgage, a copy of such mortgage with the recording information thereon certified by such recording office to be a true and complete copy of the original recorded Mortgage); and

        (vii) to the extent described in Section 5(C) hereof, no notice described in said Section 5(C) shall have been received by PSI.

        3. In addition to the Advances made pursuant to Section 1(A) (2) above, the Lender, in its absolute and sole discretion, may make Advances without receipt of the items specified in clause (iii) (A) and (iv) of
     Section 1 (A) (2) above; PROVIDED, that (i) the Borrower shall have delivered to the Lender and the Custodian at least one business day prior to the related Funding Date a Mortgage Loan Schedule with respect to the Mortgage Loans being pledged in connection with the Advance being made on such Funding Date (such Advance, a "WET FUNDED ADVANCE") and (ii) the Borrower shall have delivered to the Lender an officer's certificate certifying that with respect to each such Mortgage Loan securing a Wet Funded Advance (each such Mortgage Loan, a "WET FUNDED MORTGAGE LOAN"), (a) each such Wet Funded Mortgage Loan (1) is a closed loan, (2) is not a Delinquent Mortgage Loan and (3) is not a REO Property, and (b) the Borrower or its authorized agent is in possession of each of the Mortgage Loan Files, including, without limitation, the original executed note that evidences the indebtedness of the related mortgagor, with respect to each such Wet Funded Mortgage Loan; and PROVIDED, FURTHER, that outstanding Advances under this Agreement, not including any Wet Funded Advance, exceed $20,000,000 on such Funding Date. In connection with any Wet Funded Advance,the Borrower hereby agrees to deliver or cause to be delivered to the Custodian, within 15 days of the related Funding Date, all required documents with respect to the Mortgage Loans pledged on such Funding Date. Upon receipt by the Lender of the Custodian's Certification with respect to the Mortgage Loans pledged in connection with a Wet Funded Advance, such Advance will no longer be deemed a Wet Funded Advance for purposes of the aggregate debt limit for Wet Funded Advances referred to in Section 1 (A)
     (1) above and the related Mortgage Loans shall no longer be deemed Wet Funded Mortgage Loans for purposes of the definition of Applicable Margin. In the event that all documents relating to the Wet Funded Mortgage Loans are not delivered to the Custodian within such 15 day period, the Lender shall notify the Borrower to take such action as specified in Section
     5(D) hereof and thereafter, such Wet Funded Mortgage Loans may not then be re-pledged in connection with any other Wet Funded Advance to be made by the Lender hereunder.

        4. The Loan shall accrue interest daily on its outstanding principal amount, with interest calculated for the actual number of days elapsed, based on a 360-day year. The interest rate on the Loan shall be (except as otherwise provided in Section 1 (E)(2) or Section 11(D) hereof) LIBOR plus the Applicable Margin and shall be reset on each business day. Interest which accrues during each calendar month shall be payable on the third business day of the following month with any outstanding interest due and payable in its entirety on the date of termination of this warehouse facility (including the Maturity Date).

     For purposes of this Agreement:

        APPLICABLE MARGIN means (i) with respect to that portion of the Loan secured by Delinquent Mortgage Loans and REO Properties (to the extent such REO Properties are not then in escrow to be sold), 2.00 for the first sixty
     (60) days each such Mortgage Loan or REO Property, as applicable, is pledged hereunder PLUS 0.50 for each additional thirty (30) day period following such initial sixty (60) day period each such Mortgage Loan or REO Property, as applicable, is pledged hereunder until, with respect to each REO Property, the Borrower has delivered to the Lender a Contract with respect to such REO Property, (ii) with respect to that portion of the Loan secured by REO Properties (to the extent such REO Properties are then in escrow to be sold and the Borrower has delivered to the Lender a Contract with respect to each such REO Property), 1.10 for the first thirty (30) days following the later to occur of (x) the related Funding Date for such REO Property or (y) the date on which such REO Property is placed into escrow to be sold PLUS (other than with respect to any REO Properties pledged to the Lender hereunder on the initial Funding Date which are then in escrow to be sold and for which the Lender has received a Contract, with respect to which there will be no additional margin) 0.50 for each additional thirty (30) day period following such initial thirty (30) day period each such REO Property is pledged hereunder, (iii) with respect to that portion of the Loan secured by Wet Funded Mortgage Loans, 0.90 and
     (iv) with respect to the remainder of the Loan, 0.70.

        LIBOR means, for each day, a fluctuating interest rate per annum equal to the overnight London Interbank Offered Rate as determined by the Lender from time to time.


     B. The amount of each Advance (the Advance with respect to each Mortgage Loan or REO Property, the "ADVANCED AMOUNT") shall not exceed the sum of:

        1. With respect to the Delinquent Mortgage Loans, if any, the lesser of:

          (a) 90% of the aggregate outstanding principal balance of the Delinquent Mortgage Loans (calculated as of the related Cut-Off Date or, if the Borrower is using the proceeds of the Advance to purchase, or fund ARMC's purchase of, such Delinquent Mortgage Loans at their aggregate outstanding principal balance as of the settlement date for the purchase, then their aggregate outstanding principal balance as of such settlement date) proposed to be pledged to the Lender in connection with such Advance; and

          (b) the product of (x) the lesser of (A) the original appraised value (as set forth on the Mortgage Loan Schedule) of the related real property securing the Delinquent Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and (B) the estimated value set forth in the BPO delivered to the Lender by the Borrower or ARMC with respect to each of the Delinquent Mortgage Loans proposed to be pledged to the Lender in connection with such Advance (such lesser amount with respect to each Delinquent Mortgage Loan, the "ESTIMATED VALUE"), and (y) 0.60;

        PLUS,

        2.     With respect to the REO Properties, if any, the lesser of:

          (a) 90% of the aggregate outstanding principal balance of the Mortgage Loans that related to REO Properties (calculated as of the day prior to the date on which the Borrower or ARMC, as applicable, foreclosed on such property (such balance, the "REO PROPERTY BALANCE")) proposed to be pledged to the Lender in connection with such Advance; and

          (b) the product of (x) the aggregate appraised value of such REO Properties as set forth in each of the Appraisals delivered to the Lender by the Borrower with respect to each of the REO Properties proposed to be pledged to the Lender in connection with such Advance (the appraised value with respect to each REO Property, the "APPRAISED VALUE"), and (y) 0.60;

        PLUS,

        3.     With respect to all other Mortgage Loans, if any, the lesser of:

          (a) 100% of the aggregate outstanding principal balance of such Mortgage Loans (calculated as of the related Cut-Off Date or, if the Borrower is using the proceeds of the Advance to purchase such Mortgage Loans at their aggregate outstanding principal balance as of the settlement date for the purchase, then their aggregate outstanding principal balance as of such settlement date) proposed to be pledged to the Lender in connection with such Advance; and

          (b) the product of (x) the Market Value of the Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and (y) 0.96;

        MINUS,

        4. In the event that a Collateral Deficiency Situation exists as of the date of such Advance, the Restoration Amount as of the date of such Advance.

        For purposes of this Agreement:

        A COLLATERAL DEFICIENCY SITUATION shall be deemed to be existing (i) as of any day on which (a) the outstanding principal amount of the Loan as of such day exceeds, by more than $250,000, (b) the sum of (1) the product of
     (x) the Estimated Value of the real property securing the Pledged Mortgage Loans which are Delinquent Mortgage Loans (disregarding the Estimated Value of the real property securing any Delinquent Mortgage Loans proposed to be pledged to the Lender on such day) and (y) 0.60, PLUS (2) the product of
     (x) the Appraised Value of the REO Properties which are then pledged to the Lender hereunder (disregarding the Appraised Value of any REO Properties proposed to be pledged to the Lender on such day) and (y) 0.60, PLUS (3) the product of (x) the Market Value of all other Pledged Mortgage Loans (disregarding the Market Value of any such Mortgage Loans proposed to be pledged to the Lender on such day) and (y) 0.96, and (ii) as of the sixteenth day following any Funding Date in the event that the Borrower has failed to deliver the required documents to the Custodian with respect to any Wet Funded Mortgage Loan in accordance with Section 1(A)(3) hereof.

        CUT-OFF DATE means, as of any date, the close of business on the date set forth in the related Mortgage Loan Schedule. In no event shall the Cut-Off Date precede by more than thirty days the date on which the related Mortgage Loan Schedule is delivered.

        MARKET VALUE means, as of any date and with respect to any Mortgage Loans, the whole-loan servicing-retained fair market value of such Mortgage Loans as of such date as determined by the Lender (or an affiliate thereof) in its sole discretion.

        MATURITY DATE means (i) if no prefunding account is utilized in the Second Securitization, the earlier to occur of (a) March 31, 1997 and (b) the Securitization Closing Date or (ii) if a prefunding account is utilized in the Second Securitization, the Funding Termination Date. The Maturity Date may be extended by Lender, in Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.

        PLEDGED MORTGAGE LOANS means, as of any date of determination, any Mortgage Loans then held by the Custodian on behalf of the Lender to secure the Loan.

        RESTORATION AMOUNT means, as of any date of determination, the amount, if any, by which (i) the outstanding principal amount of the Loan as of such date (including accrued interest) exceeds (ii) the sum of (a) the lesser of (1) the product of (x) the Estimated Value of the real property securing the Pledged Mortgage Loans which are Delinquent Mortgage Loans (disregarding the Estimated Value of the real property securing any Delinquent Mortgage Loans proposed to be pledged to the Lender on such date) and (y) 0.60, and (2) 90% of the outstanding principal balance of the Pledged Mortgage Loans which are Delinquent Mortgage Loans (disregarding the outstanding principal balance of any Delinquent Mortgage Loans to be pledged to the Lender on such date), PLUS (b) the lesser of (1) the product of (x) the Appraised Value of the REO Properties which are then pledged to the Lender hereunder (disregarding the Appraised Value of any REO Properties proposed to be pledged to the Lender on such date) and (y) 0.60, and (2) 90% of the REO Property Balance (disregarding the REO Property Balance of any REO Properties to be pledged to the Lender on such date), PLUS (c) the lesser of (1) the product of (x) the Market Value of all other Pledged Mortgage Loans (disregarding (A) the Market Value of any such Mortgage Loans proposed to be pledged to the Lender on such date and (B) the Market Value of any Wet Funded Mortgage Loans which are the subject of a Collateral Deficiency Situation pursuant to clause (ii) of the definition thereof) and (y) 0.96, and (2) the outstanding principal balance of all other Pledged Mortgage Loans (disregarding (A) the outstanding principal balance of any such Mortgage Loans to be pledged to the Lender on such date and (B) the outstanding principal balance of any Wet Funded Mortgage Loans which are the subject of a Collateral Deficiency Situation pursuant to clause (ii) of the definition thereof).

        C. The Loan evidenced hereby shall mature on the Maturity Date and all amounts outstanding hereunder shall be due and payable on the Maturity Date.

        D. The Loan is pre-payable at any time without premium or penalty, in whole or in part; PROVIDED, that Pledged Mortgage Loans may not be removed from this facility (including in connection with any prepayment of the Loan in part) with the result that, in the Lender's sole reasonable determination, the remaining Pledged Mortgage Loans, are, in the aggregate, materially inferior as collateral as compared to the pool of Pledged Mortgage Loans immediately prior to such removal. In addition, no Pledged Mortgage Loans may be removed from this facility with the result that a Collateral Deficiency Situation would then exist. Notwithstanding the foregoing, however, a Pledged Mortgage Loan, may in any event be removed from this facility if such Pledged Mortgage Loan has been paid in full by the mortgagor. If the Borrower intends to prepay the Loan in whole or in substantial part from a source other than the proceeds of the Securitization, the Borrower shall give two business days' written notice to the Lender. Any amounts pre-paid under this Agreement prior to the Maturity Date may be re-borrowed, subject to the terms and conditions of this Agreement, until the Maturity Date.

        E.1. If the Loan is not extended by means of a Credit Increase Confirmation and Note Amendment, the Loan shall immediately and automatically become due and payable without any further action by the Lender on the then scheduled Maturity Date, and in the event of non-payment in full on such Maturity Date the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the Uniform Commercial Code of the State of New York (the "NEW YORK UCC").


        2. If the Borrower awards a Securitization involving any Pledged Mortgage Loans to a group of managers (or to an investment banking house, agent, broker, or underwriter) which does not give PSI at least 35% of the securities to be issued in such Securitization, then the interest rate on the Loan shall increase to LIBOR plus 3.00%, which higher rate shall retroactively be applied as of the related Funding Date for all prior Advances or Pledged Mortgage Loans so involved.

        F. The Loan shall be evidenced by the secured promissory note of the Borrower in the form attached hereto as Exhibit A (the "SECURED NOTE").

        G. In the event that the Loan is extended beyond its then scheduled Maturity Date by means of a Credit Increase Confirmation and Note Amendment, the factors set forth in the definitions of "Advanced Amount" , "Collateral Deficiency Situation" and "Restoration Amount" may be revised by the Lender in its sole discretion.

        SECTION 2. ADDITIONAL CONDITIONS PRECEDENT TO ADVANCE; REQUIRED CHARACTERISTICS OF MORTGAGE LOANS, CORRESPONDENTS AND SERVICERS.

        A. Not later than two business days prior to the proposed Funding Date for an Advance the Borrower shall deliver to the Lender (i) a written notice in the form of Exhibit D hereto and (ii) an electronic disk or tape, in a mutually satisfactory form to be agreed upon detailing certain specified characteristics of the Mortgage Loans proposed to be pledged in connection with such Advance (each such schedule, a "MORTGAGE LOAN SCHEDULE"). The "mortgage loan schedule" as defined in the Borrower's "Continuing Loan Purchase Agreement" with Long Beach Mortgage Company is considered to be in satisfactory form.

        B. It is the Lender's understanding that the Borrower's current business strategy (the "PROGRAM") is to operate as a "conduit" for the securitization of non-conforming credit mortgage loans (also referred to as "B/C" mortgages) which the Borrower will purchase from others and with respect to which the Borrower will retain one or more third-party contract servicers.

        In connection with the Program, the Borrower agrees as follows:

          (i) the Borrower shall supply to the Lender and/or its counsel copies of all purchase agreements ("PURCHASE AGREEMENTS") and third-party servicing agreements ("SERVICING AGREEMENTS") (or, if such agreements have not been finalized, the latest drafts of such agreements), together with copies of all underwriting guidelines applicable to any Mortgage Loans proposed to be financed hereunder, not later than the second business day prior to the proposed Funding Date (it being understood that if the same agreements and guidelines apply to multiple Funding Dates they only need to be furnished once);

          (ii) the Lender may in its reasonable discretion reject for financing hereunder any Mortgage Loans based upon the identity of the entity selling such Mortgage Loans to the Borrower (each such entity, a "CORRESPONDENT"), or, if the originator of such Mortgage Loans is not the Correspondent, upon the identity of such originator, PROVIDED, that, in furtherance of the foregoing the Borrower and the Lender agree to communicate with reasonable frequency concerning the Borrower's pipeline and upcoming trades, and PROVIDED FURTHER that AMRESCO Residential Mortgage Corporation, Long Beach Mortgage Company, New Century Financial Corp., Option One Mortgage Corporation and Quality Mortgage USA, Inc. ("QUALITY") are approved originators as of the date of this Agreement; PROVIDED, FURTHER, that with respect to Quality such approval is only through December 31, 1996, unless otherwise approved by the Lender in its sole and unreviewable discretion;

          (iii) the Lender may in its sole discretion reject for financing hereunder any Mortgage Loans based upon the identity of the entity proposed to service such Mortgage Loans; PROVIDED that the Lender may, as an alternative to rejecting any such Mortgage Loans, require that the Borrower name Advanta Mortgage Corp. USA ("ADVANTA MORTGAGE") as the servicer and effect a servicing transfer to Advanta Mortgage on the earliest date practicable;

          (iv) each Servicing Agreement shall provide that upon an Event of Default under this Agreement the servicer may be terminated thereunder, with or without cause, on not more than 30 days' prior notice, and without the payment of any termination fee by the Lender; the servicing fee under any Servicing Agreement will not exceed 60 basis points; the Borrower shall terminate a servicer at the request of the Lender if such servicer is in default under the related Servicing Agreement; the Borrower shall not transfer servicing with respect to any Pledged Mortgage Loan without the Lender's prior consent; each Servicing Agreement shall allow the Lender to direct the servicer to remit collections directly to the Lender if an Event of Default occurs hereunder; it is understood and agreed that the foregoing provisions may be contained in a side agreement or letter executed by the related servicer and need not be set forth in the main text of a Servicing Agreement;

          (v) the Borrower hereby assigns to the Lender, as collateral security for the Loan, all of the Borrower's right, title and interest in and to each Servicing Agreement, each Purchase Agreement and the

        Amended and Restated Master Custodial Agreement (collectively, the "PROGRAM AGREEMENTS");

          (vi) notwithstanding the collateral assignment granted in clause (v) above, the Borrower agrees and covenants with the Lender (x) to enforce diligently the Borrower's rights and remedies set forth in the Program Agreements and (y) to provide the Lender with prompt written notice of any default or event which, with the passage of time, will become a default, by any party to any Program Agreement and of which the Borrower is aware.

        C. The Borrower shall reimburse the Lender for any of the Lender's reasonable out-of-pocket costs, including due diligence review costs and reasonable attorney's fees, incurred by the Lender in determining the acceptability to the Lender of (x) any Mortgage Loans, (y) any Program Agreement or (z) the identity of any Correspondent, originator or servicer, PROVIDED that
(1) the attorney's fees payable in connection with the Lender's counsel's review of the Program Agreements to be in place for the initial Funding Date, together with all of the Lender's counsel's fees in connection with the preparation of this Agreement shall not exceed $12,000 and (2) no such costs shall be incurred with respect to Advanta Mortgage, Long Beach Mortgage Company or Option One Mortgage Corporation, each of which shall be considered an acceptable servicer. The Borrower shall also pay, or reimburse the Lender if the Lender shall pay, any termination fee which may be due to any servicer.

        SECTION 3. MORTGAGE FILES AND CUSTODIAN. The Borrower shall deliver to Bankers Trust Company of California, N.A. as custodian (the "CUSTODIAN") on behalf of the Lender, (i) with respect to each Mortgage Loan owned by the Borrower, the documents and instruments listed in Section 2 of that certain Amended and Restated Master Custodial Agreement, dated as of November 1, 1995 (as amended and modified from time to time, the "AMENDED AND RESTATED MASTER CUSTODIAL AGREEMENT"), between the Borrower and the Custodian, (ii) with respect to each Mortgage Loan owned by ARMC (other than REO Properties), the documents and instruments listed in Section 2 of that certain Master Custodial Agreement, dated as of October 25, 1996 (as amended and modified from time to time, the "MASTER CUSTODIAL AGREEMENT") between ARMC and the Custodian, and (iii) with respect to each REO Property, the documents and instruments listed in Section 2 of that certain Master Custodial Agreement (REO Properties), dated as of October 25, 1996, among ARMC, the Lender and the Custodian (as amended and modified from time to time, the "REO PROPERTY CUSTODIAL AGREEMENT" and together with the Master Custodial Agreement, the "ARMC CUSTODIAL AGREEMENTS"). Such documents and instruments evidencing and relating to the Mortgage Loans including, without limitation, the REO Properties (collectively, the "MORTGAGE LOAN FILES"), together with any proceeds thereof, and together with the Borrower's right, title and interest in and to the Program Agreements are hereinafter referred to as the "COLLATERAL". Each of the Borrower and ARMC hereby pledges all of its respective right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of and interest on the Loan and all other amounts owing by the Borrower to the Lender hereunder or under any other agreement or arrangement (collectively, the "SECURED OBLIGATIONS").

        SECTION 4.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

        A.  The Borrower represents and warrants to the Lender that:

        1. It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        2. It is duly licensed as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each Program Agreement and the Secured Note.

        3. At all times after the Custodian has received a Mortgage Loan from the Borrower and until payment in full of the Loan, the Borrower will not knowingly and intentionally commit any act in violation of applicable laws, or regulations promulgated with respect thereto.

        4. The Borrower is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by the Borrower of this Agreement, the Secured Note and the Program Agreements do not conflict with any term or provision of the certificate of incorporation or by-laws of the Borrower or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to the Borrower of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Borrower and will not result in any violation of any such mortgage, instrument or agreement.

        5. All financial statements or certificates of the Borrower, any Affiliate of the Borrower or any of its officers furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Borrower's or such Affiliate's condition. As used in this Agreement, "AFFILIATE" means AMRESCO and any entity controlled (within the definition of "control" set forth in the Securities and Exchange Act of 1934, as amended) by AMRESCO. All such financial statements have been prepared in accordance with GAAP. No financial statement or other financial information as of a date later than that supplied to the Lender, has been furnished by the Borrower or AMRESCO to another lender of the Borrower or AMRESCO that has not been furnished to the Lender.

        6. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by the Borrower of this Agreement, the Secured Note and the Program Agreements.

        7. There is no action, proceeding or investigation pending with respect to which the Borrower has received service of process or, to the best of the Borrower's knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, the Secured Note or any Program Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Secured Note or any Program Agreement, or (C) which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, the Secured Note or any Program Agreement.

        8. There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Borrower or AMRESCO since the date set forth in the financial statements supplied to the Lender.

        9. This Agreement, the Secured Note and the Program Agreements have been (or, in the case of Program Agreements not yet executed, will be) duly authorized, executed and delivered by the Borrower, all requisite corporate action having been taken, and each is valid, binding and enforceable against the Borrower in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

        B. With respect to every Mortgage Loan (other than REO Properties) pledged to the Lender, each of the Borrower and ARMC represents and warrants to the Lender that:

        1. Such Mortgage Loan and all accompanying collateral documents are complete and authentic and all signatures thereon are genuine.

        2. Such Mortgage Loan arose from a bona fide loan, complying with all applicable State and Federal laws and regulations, to persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

        3. Except as set forth in Section 4(B)(8) below, no default has occurred in any provisions of such Mortgage Loan.

        4. To the best of the Borrower's and ARMC's knowledge, any property subject to any security interest given in connection with such Mortgage Loan is not subject to any other encumbrances other than "permitted encumbrances" which may be allowed under the related Purchase Agreement.

        5. The Borrower or ARMC, as applicable, pledging such Mortgage Loan hereunder holds good and indefeasible title to, and is the sole owner of, such Mortgage Loan subject to no liens, charges, mortgages, participations, encumbrances or rights of others or other liens released simultaneously with such pledge.

        6. Each Mortgage Loan conforms to the description thereof as set forth on the related Mortgage Loan Schedule delivered to the Custodian and the Lender.

        7. All disclosures required by the Real Estate Settlement Procedures Act, by Regulation X promulgated thereunder and by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given.

        8. Subject to the concentration covenant set forth in Section 4(C)(4), (a) such Mortgage Loan (other than Delinquent Mortgage Loans and REO Properties) is not 31 or more days delinquent as of the last payment due date for such Mortgage Loan and (b) if such Mortgage Loan is a Delinquent Mortgage Loan, such Delinquent Mortgage Loan is not more than 180 days delinquent as of the last payment due date for such Mortgage Loan.

        9. Each representation and warranty made by the related Correspondent in the related Purchase Agreement was true and correct as of its date.

        10. No Collateral (including, without limitation, the related real property) relating to a Mortgage Loan is located in any jurisdiction other than in one of the fifty (50) states of the United States of America.

        C. The Borrower covenants with the Lender that, during the term of this facility:

        1. The Borrower shall maintain minimum tangible equity capital equal to the greater of (a) $25,000,000 and (b) the Borrower's liabilities divided by 10 (I.E., a leverage ratio of 10:1, such leverage ratio being the ratio of (x) the Borrower's total liabilities to (y) the Borrower's tangible equity capital minus the amount of any receivable from AMRESCO or Affiliates).

        2. That AMRESCO will continue to maintain, for it and its subsidiaries, insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud or an aggregate amount of at least $1,000,000, which insurance shall name the Lender as a loss payee.

        3. The Borrower shall engage PSI as an underwriter of at least 35% of the mortgage-backed securities to be issued in connection with each Securitization.

        4. The outstanding balance of the Loan with respect to Pledged Mortgages Loans which have scheduled payments which are 31 or more days delinquent but less than 60 days delinquent shall not comprise more than the lesser of (a) $10,000,000 and (b) 5% of all Pledged Mortgage Loans (determined by the Advanced Amount with respect to such Pledged Mortgage Loans).

        5. The outstanding balance of the Loan with respect to Pledged Mortgage Loans which are Delinquent Mortgage Loans shall not comprise more than $7,000,000 (determined by the Advanced Amount with respect to such Delinquent Mortgage Loans).

        6. The outstanding balance of the Loan with respect to REO Properties pledged to the Lender hereunder shall not comprise more than $3,000,000 (determined by the Advanced Amount with respect to such REO Properties).

        7. The outstanding balance of the Loan with respect to Pledged Mortgage Loans which are Wet Funded Mortgages Loans shall not comprise more than $20,000,000 (determined by the Advanced Amount with respect to such Wet Funded Mortgage Loans).

        D.     ARMC represents and warrants to the Lender that:

        1. It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        2. It is duly licensed as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement and the ARMC Custodial Agreements.

        3. At all times after the Custodian has received a Mortgage Loan from the Borrower and until payment in full of the Loan, ARMC will not knowingly and intentionally commit any act in violation of applicable laws, or regulations promulgated with respect thereto.

        4. ARMC is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by ARMC of this Agreement and the ARMC Custodial Agreements do not conflict with any term or provision of the certificate of incorporation or by-laws of ARMC or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to ARMC of any court, regulatory body, administrative agency or governmental body having jurisdiction over ARMC and will not result in any violation of any such mortgage, instrument or agreement.

        5. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by ARMC of this Agreement and the ARMC Custodial Agreements.

        6. There is no action, proceeding or investigation pending with respect to which ARMC has received service of process or, to the best of ARMC's knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the ARMC Custodial Agreements, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the ARMC Custodial Agreements, or (C) which might materially and adversely affect the validity of the Collateral or the performance by it of its obligations under, or the validity or enforceability of, this Agreement or the ARMC Custodial Agreements.

        7. There has been no material adverse change in the business, operations, financial condition, properties or prospects of ARMC since the date set forth in the financial statements of the Borrower and AMRESCO supplied to the Lender.

        8. This Agreement and the ARMC Custodial Agreements have been duly authorized, executed and delivered by ARMC, all requisite corporate action having been taken, and each is valid, binding and enforceable against ARMC in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

        E. With respect to every REO Property pledged to the Lender, each of the Borrower and ARMC represents and warrants to the Lender that:

        1. To the best of such party's knowledge, such REO Property is not subject to any encumbrances other than the mortgage in favor of the Lender.

        2. The Borrower or ARMC, as applicable, holds good and indefeasible title to, and is the sole owner of, such REO Property subject to no liens, charges, mortgages, participations, encumbrances or rights of others or other liens released simultaneously with such pledge other than the mortgage in favor of the Lender.

        3. Such REO Property Loan conforms to the description thereof as set forth on the related Mortgage Loan Schedule delivered to the Custodian and the Lender.

        4. With respect to any insurance policies maintained by the Borrower or ARMC which covers such REO Property, the Lender shall be named as loss payee thereunder.

        5. No REO Property is located in any jurisdiction other than in one of the fifty (50) states of the United States of America.

        SECTION 5.  MANDATORY PREPAYMENT OF LOAN.

        A. Upon discovery by the Borrower, ARMC or the Lender of any breach of any of the representations, warranties or covenants listed in Section 4 preceding, the party discovering such breach shall promptly give notice of such discovery to the others.

        The Lender has the right to require, in its unreviewable discretion, the Borrower to repay the Loan in part with respect to any Mortgage Loan (i) which breaches one or more of the representations, warranties or covenants listed in Section 4(B), Section 4(C), Section 4(D) or Section 4(E) preceding or
(ii) which is determined by the Lender to be unacceptable for inclusion in such Securitization.

        B. If any Mortgage Loan, as indicated on any Supplemental Mortgage Loan Schedule delivered pursuant to Section 9(A) hereof or otherwise, (i) breaches any of the concentration covenants set forth in Sections 4(C)(4) through (7), (ii) if such Mortgage Loan is a Delinquent Mortgage Loan, becomes more than 180 days delinquent, (iii) if such Mortgage Loan is an REO Property, has been pledged to the Lender hereunder for more than 150 days and (iv) if such Mortgage Loan is not a Delinquent Mortgage Loan and is not a REO Property and, subject to the concentration covenant set forth in Section 4(C)(4), becomes 31 or more days delinquent, in any such event, the Lender may require the Borrower to prepay the Loan in part with respect to such Mortgage Loan, or, with the Lender's consent, deliver a qualifying substitute mortgage loan (which mortgage loan shall not be a Wet Funded Mortgage Loan) in its place.

        C. If the Borrower awards a Securitization involving any Pledged Mortgage Loans to an investment banking house, agent or underwriter other than PSI, or to a group of managers which does not give PSI at least 35% of the securities to be issued in such Securitization (such PSI role, a "35% UNDERWRITER") then (x) the Lender may demand that the Borrower prepay any portion of the Loan evidenced hereby relating to the dollar amount of the Mortgage Loans to be included in such Securitization, in which PSI has not awarded at least a 35% Underwriter role, for payment within five business days of the demand for prepayment, (y) the Lender may refuse to make further Advances hereunder if such Advances would relate to Mortgage Loans to be included in such Securitization in which PSI has not been selected for participation as a 35% Underwriter and (z) the interest rate on the Loan shall increase as set forth in
Section 1(E)(2) hereof. The Borrower shall give immediate notice, by facsimile transmission, to the attention of Elizabeth Castagna at the Lender and to Len Blum at PSI (fax 212-778-7401) of any decision to not award PSI with a 35% Underwriter role in a Securitization.

        D. If, on any date other than a Funding Date, the Lender determines that a Collateral Deficiency Situation exists, the Lender shall so notify the Borrower, and the Borrower, within one business day, shall either (i) pay to the Lender the Restoration Amount or (ii) deliver to the Custodian on behalf of the Lender additional Mortgage Loans (which Mortgage Loans shall not be Wet Funded Mortgage Loans) having an aggregate Market Value at least equal to the Restoration Amount. The provisions of Section 1(B) shall govern with regard to a Collateral
Deficiency Situation as of a Funding Date.

        SECTION 6. RELEASE OF MORTGAGE FILES FOLLOWING PAYMENT OF LOAN. The Lender agrees to cause to be released from the lien hereof the documents described in Section 2 of the Amended and Restated Master Custodial Agreement,
Section 2 of the Master Custodial Agreement and Section 2 of the REO Property Custodial Agreement at the request of the Borrower upon payment in full of the Loan, or, if a partial payment of the Loan occurs, the documents relating to a PRO RATA portion of the Pledged Mortgage Loans, PROVIDED, THAT, with respect to payments in full of a Pledged Mortgage Loan, the Borrower agrees to (i) provide the Lender with a copy of a report from the related Servicer indicating that such Pledged Mortgage Loan has been paid in full and (ii) pay to the Lender in full the outstanding Advance with respect to such Pledged Mortgage Loan. The Lender agrees to release such lien within one Business Day after receipt of both
(i) and (ii) from the immediately preceding sentence.

        SECTION 7.  [Reserved]

        SECTION 8.  NO ORAL MODIFICATIONS; SUCCESSORS AND ASSIGNS; ASSIGNMENT
OF COLLATERAL. No provisions of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender, ARMC and the Borrower. This Agreement shall be binding upon the successors and assigns of the parties hereto. The Borrower and ARMC acknowledge and agree that the Lender may re-pledge, enter into repurchase transactions, and otherwise re-hypothecate (including the granting of participation interests therein) the Collateral for the Loan; PROVIDED, that no such act shall in any way (x) affect the Borrower's or ARMC's rights to the Collateral, (y) change the location of the Mortgage Loan documents, which shall remain with the Custodian or (z) grant to any other person any direct rights against the underlying mortgagors.

        SECTION 9.  REPORTS.

        A. The Borrower shall provide the Lender with an electronic disk or tape (each, a "SUPPLEMENTAL MORTGAGE LOAN SCHEDULE") within two business days following any request made by the Lender or any affiliate thereof for such a report, but in any event at least once a month within two business days of the Borrower's receipt of the related servicer's monthly report, setting forth on a loan-by-loan basis, the current principal balance outstanding for each Mortgage Loan as of the end of the prior calendar month. Such Supplemental Mortgage Loan Schedule will also contain information concerning all Mortgage Loans then held in the warehouse facility, and shall be in the format as may be agreed upon by the Borrower and the Lender from time to time.

        B. The Borrower shall furnish to Lender (x) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from the Borrower's or ARMC's other lenders, (y) immediately, notice of the occurrence of any "Event of Default" hereunder or of any situation which the Borrower, with the passage of time, reasonably expects to develop into an "Event of Default" hereunder and (z) the following:

          (i) consolidated audited financial statements of AMRESCO INC. ("AMRESCO"), within 120 days of AMRESCO's fiscal year end;

          (ii) consolidated audited financial statements of the Borrower within 120 days of the Borrower's fiscal year end;

          (iii) Consolidated unaudited financial statements of AMRESCO for each of AMRESCO's first three quarters of each fiscal year, within 45 days after quarter end;

          (iv) unaudited financial statements of the Borrower within 45 days after quarter end;

          (v) quarterly and annual consolidated financial statements of AMRESCO reflecting material intercompany adjustments within 5 business days of their release; and

          (vi) copies of all SEC filings by the Borrower and its Affiliates, within five business days of their filing with the SEC, PROVIDED, THAT, AMRESCO will provide PSI with a copy of AMRESCO's annual 10-K filed with the SEC no later than 90 days after the end of the year.

        All required financial statements, information and reports shall be prepared in accordance with U.S. GAAP, or, if applicable to SEC filings, SEC accounting regulations.

        SECTION 10. EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder:

        A. Failure of the Borrower to (i) make any payment of interest or principal or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Secured Note, this Agreement, any other warehouse and security agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender or to any affiliate of the Lender, or
(ii) pay or deliver any Restoration Amount.

        B. Any "event of default" by the Borrower or AMRESCO under any agreement (after the expiration of any applicable grace period under any such agreement) relating to any indebtedness of the Borrower or AMRESCO, as applicable, in excess of $1,000,000.

        C. Assignment or attempted assignment by the Borrower or ARMC of this Agreement or any rights hereunder, without first obtaining the specific written consent of Lender, or the granting by the Borrower or ARMC of any security interest, lien or other encumbrance on any Collateral to other than the Lender.

        D. The filing by the Borrower, ARMC or AMRESCO of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower, ARMC or AMRESCO to secure dismissal of any such petition filed against it within thirty (30) days of such filing; the making of any general assignment by the Borrower, ARMC or AMRESCO for the benefit of creditors; the appointment of a receiver or trustee for the Borrower, ARMC or AMRESCO, or for any part of the Borrower's, ARMC's or AMRESCO's assets; the institution by the Borrower, ARMC or AMRESCO of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower, ARMC or AMRESCO; the institution of any such proceeding against the Borrower, ARMC or AMRESCO if the Borrower, ARMC or AMRESCO shall fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Borrower, ARMC or AMRESCO to any type of insolvency proceeding against the Borrower, ARMC or AMRESCO (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Section 10.

        E. Any material adverse change in the financial condition of the Borrower or of AMRESCO or the existence of any other condition which, in the Lender's sole determination, constitutes an impairment of the Borrower's or ARMC's ability to perform its obligations under this Agreement or the Borrower's obligations under the Secured Note and which condition is not remedied within ten (10) days after written notice to the Borrower, ARMC or AMRESCO thereof or, if the conditions cannot be fully remedied within said ten days, substantial progress has not been made within said ten days toward remedy of the condition.

        F. Any servicer terminates its Servicing Agreement with the Borrower provided that no replacement servicer reasonably acceptable to the Lender is found within 15 days of notice of such termination.

        G. A breach by the Borrower or ARMC of any representation, warranty or covenant set forth in Section 4, Section 5 or Section 9 hereof, as applicable, or a use by the Borrower of the proceeds of the Loan for a purpose other than as set forth in Section 1(A) hereof.

        SECTION 11.  REMEDIES UPON DEFAULT.

        A.  Upon the happening of one or more Events of Default, the Lender may
(x) refuse to make further Advances hereunder and (y) immediately declare the principal of the Secured Note then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement; PROVIDED that, upon the occurrence of the Event of Default referred to in Section 9(D), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Secured Note shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrower.

        B. Upon the happening of one or more Events of Default, the Lender shall have the right to obtain physical possession, and to commence an action to obtain physical possession, of all files of the Borrower and ARMC relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower, ARMC or any third party acting for the Borrower or ARMC. The Lender shall be entitled to specific performance of all agreements of the Borrower and ARMC contained in this Agreement. The Borrower, ARMC and the Lender hereby acknowledge that the Lender's right to obtain physical possession of the Collateral is deemed for all purposes to be equivalent to the rights of "seizure of property or maintenance or continuation of perfection of an interest in property" as specified under Bankruptcy Code Sections 362(b) and 546(b)(2).

        C. Upon the happening of one or more Events of Default, the Lender shall have the right to direct all servicers then servicing any Pledged Mortgage Loans to remit all collections on the Pledged Mortgage Loans to the Lender, and if any such payments are received by the Borrower, the Borrower shall not commingle the amounts received with other funds of the Borrower and shall promptly pay them over to the Lender. In addition, the Lender shall have the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any commercially reasonable manner, or as provided by law. Such disposition may be on either a servicing-released or a servicing-retained basis. The Lender shall be entitled to place the Mortgage Loans which it recovers after any default in a pool for issuance of mortgage-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of Collateral, subject to the applicable requirements of the New York UCC. The Lender shall also be entitled to sell any or all of such Mortgage Loans individually for the prevailing price as a commercially reasonable disposition of Collateral subject to the applicable requirements of the New York UCC. The specification in this Section of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the New York UCC) at the option of the Lender.

        D. Following the occurrence and during the continuance of an Event of Default, interest shall accrue on the Loan at a default interest rate of federal funds plus 5.00%.

        SECTION 12. INDEMNIFICATION. The Borrower agrees to hold the Lender harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender relating to or arising out of this Agreement, the Secured Note, the ARMC Custodial Agreements, any Program Agreement or any transaction contemplated hereby or thereby resulting from anything other than the Lender's negligence or willful misconduct. The Borrower also agrees to reimburse the Lender for all reasonable expenses in connection with the enforcement of this Agreement, the Secured Note, the ARMC Custodial Agreements and any Program Agreement, including without limitation the reasonable fees and disbursements of counsel. The Borrower's agreements in this Section shall survive the payment in full of the Secured Note and the expiration or termination of this Agreement. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured
Note is secured by the Collateral, the obligations of the Borrower under the Secured Note are recourse obligations of the Borrower.

        SECTION 13. POWER OF ATTORNEY. The Borrower and ARMC hereby authorize the Lender, at the Borrower's expense, to file such financing statement or statements relating to the Collateral without the Borrower's or ARMC's signatures thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrower's and ARMC's attorney-in-fact to execute any such financing statement or statements in the Borrower's and ARMC's respective names and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents, transfer servicing, and sign assignments on behalf of the Borrower and ARMC as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Event of Default hereunder.

        SECTION 14. AGREEMENT CONSTITUTES SECURITY AGREEMENT. This Agreement is intended by the parties hereto to be governed by New York Law, and to constitute a security agreement within the meaning of the New York UCC.

        SECTION 15. LENDER MAY ACT THROUGH AFFILIATES. The Lender may, from time to time, designate one or more affiliates for the purpose of performing any action hereunder.

        SECTION 16. NOTICES. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or by overnight courier, or, if by other means, when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

        If to the Borrower or ARMC:

               c/o AMRESCO Residential Credit Corporation
               3401 CentreLake Drive
               Suite 480
               Ontario, California  91761
               Attention:  President
               Phone Number:  (909) 605-7600
               Fax Number:    (909) 605-7619
        with a copy to:

               AMRESCO, INC.
               700 North Pearl Street
               Suite 2400
               Dallas, Texas 75201
               Attention: General Counsel
               Phone Number: 214-953-7700
               Fax Number: 214-953-7757

        If to the Lender:

               Prudential Securities Credit
                 Corporation
               One Seaport Plaza, 27th Floor
               Treasury Department
               New York, New York  10292
               Attention:  Ms. Elizabeth Castagna
               Phone Number:  212-214-7772
               Fax Number: 212-214-7572

        With copies to:

               Prudential Securities Incorporated
               One New York Plaza
               New York, New York  10292
               Attention:  Len Blum
               Phone Number: 212-778-1397
               Fax Number:   212-778-7401

               Chris DiAngelo
               Dewey Ballantine
               1301 Avenue of the Americas
               New York, NY  10019
               Phone Number: 212-259-6718
               Fax Number:   212-259-6333

        SECTION 17. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

        SECTION 18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       AMRESCO RESIDENTIAL CAPITAL
                                       MARKETS, INC.


                                       By:
                                           ----------------------------------
                                          Name:
                                          Title:


                                       AMRESCO RESIDENTIAL MORTGAGE
                                         CORPORATION



                                       By:
                                           ----------------------------------
                                          Name:
                                          Title:


                                       PRUDENTIAL SECURITIES CREDIT
                                         CORPORATION


                                       By:
                                           ----------------------------------
                                          Name:
                                          Title:

                                                                      Appendix I


          CERTAIN DEFINITIONS. The following capitalized terms are defined in the corresponding sections specified below:

          "ADVANCE" - Section 1(A)(1).

          "ADVANCED AMOUNT" - Section 1(B).

          "ADVANTA MORTGAGE" - Section 2(B)(iii).

          "AFFILIATE" - Section 4(A)(5).

          "AGREEMENT" - Introductory Clause.

          "AMENDED AND RESTATED MASTER CUSTODIAL AGREEMENT" - Section 3.

          "AMRESCO" - Section 9(B)(i).

          "APPLICABLE MARGIN" - Section 1(A)(4).

          "APPRAISALS" - Section 1(A)(2)(vi).

          "APPRAISED VALUE" - Section 1(B)(2)(b).

          "ARMC" - Introductory Clause.

          "ARMC CUSTODIAL AGREEMENTS" - Section 3.

          "BORROWER" - Introductory Clause.

          "BPO" - Section 1(A)(2)(v).

          "COLLATERAL" - Section 3.

          "COLLATERAL DEFICIENCY SITUATION" - Section 1(B).

          "CONTINUING LOAN PURCHASE AGREEMENT" - Section 2(A).

          "CONTRACT" - Section 1(A)(2)(vi).

          "CORRESPONDENT" - Section 2(B)(ii).

          "CUSTODIAN" - Section 3.

          "CUSTODIAN'S CERTIFICATION" - Section 1(A)(2)(iii).

          "CUT-OFF DATE" - Section 1(B).

          "DELINQUENT MORTGAGE LOAN" - Section 1(A)(1).

          "DEFAULT" - Section 14.

          "ESTIMATED VALUE" - Section 1(B)(1)(b).

          "EVENT OF DEFAULT" - Section 9(B).

          "FIRST SECURITIZATION" - Recitals.

          "FUNDING DATE" - Section 1(A)(2).

          "FUNDING TERMINATION DATE" - Section 1(A)(1).

          "LENDER" - Introductory Clause.

          "LIBOR" - Section 1(A)(4).

          "LOAN" - Section 1(A)(1).

          "MARKET VALUE" - Section 1(B).

          "MASTER CUSTODIAL AGREEMENT" - Section 3.

          "MATURITY DATE" - Section 1(B).

          "MORTGAGE LOANS" - Section 1(A)(1).

          "MORTGAGE LOAN FILES" - Section 3.

          "MORTGAGE LOAN SCHEDULE" - Section 2(A).

          "NY UCC" - Section 1(E)(1).

          "ORIGINAL AGREEMENT" - Recitals.

          "PLEDGED MORTGAGE LOANS" - Section (1)(B).

          "PROGRAM" - Section 2(B).

          "PROGRAM AGREEMENTS" - Section 2(B)(iv).

          "PSI" - Recitals.

          "PURCHASE AGREEMENTS" - Section 2(B)(i).

          "REO PROPERTY" - Section 1(A)(1).

          "REO PROPERTY BALANCE" - Section 1(B)(2)(a).

          "REO PROPERTY CUSTODIAL AGREEMENT" - Section 3.

          "RESTORATION AMOUNT" - Section 1(B).

          "SECOND SECURITIZATION" - Recitals.

          "SECURED NOTE" - Section 1(F).

          "SECURED OBLIGATIONS" - Section 3.

          "SECURITIZATION" - Recitals.

          "SERVICING AGREEMENTS" - Section 2(B)(i).

          "SUPPLEMENTAL MORTGAGE LOAN SCHEDULE" - Section 9.

          "35% UNDERWRITER" - Section 5(C).

          "WET FUNDED ADVANCE" - Section 1(A)(3).

          "WET FUNDED MORTGAGE LOAN" - Section 1(A)(3).

                                                                       EXHIBIT A

                                  SECURED NOTE

                          Dated as of October 25, 1996


     FOR VALUE RECEIVED, the undersigned, AMRESCO RESIDENTIAL CAPITAL MARKETS, INC., a Delaware corporation organized under the laws of the State of Delaware, whose address is 700 North Pearl Street, Suite 2400, Dallas, Texas 75201 (the "Borrower"), promises to pay to the order of PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, whose address is One New York Plaza, New York, New York 10292 (the "Lender") on or before the Maturity Date the amount then outstanding (including accrued interest) under that certain Amended and Restated Interim Warehouse and Security Agreement dated as of October 25, 1996 (the "Agreement"). Initially, the maximum principal amount which may be outstanding is $500,000,000 (subject to certain limitations as set forth therein). Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

     The holder of this Note is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof on the schedule to be maintained by the Lender (which schedule may be obtained upon borrower's request), and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

     MAXIMUM RATE OF INTEREST: It is intended that the rate of interest herein shall never exceed the maximum rate, if any, which may be legally charged on the Loan evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

     DUE DATE: The Loan evidenced hereby not paid before the Maturity Date shall be due and payable on the Maturity Date.

     PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the heading of this Note, or to such other place as the Lender may from time to time direct by written notice to the Borrower.

     PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrower via wire transfer initiated after 1:00 p.m. New York City time shall be deemed to be received on the next business day. The Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness.

     SECURITY: This Note is issued pursuant to the Agreement and is secured by a pledge of the collateral described therein. Notwithstanding the pledge of the collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

     DEFAULTS: Upon the happening of an Event of Default (as defined in the Agreement), the Lender shall have all rights and remedies set forth in the Agreement.

     The failure to exercise any of the rights and remedies set forth in the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by law.

     WAIVERS: The Borrower waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against the Borrower or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of the Borrower. No extension of time for the payment of this Note, or an installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

     TERMINOLOGY: If more than one party joins in the execution of this Note, the covenants and agreements herein contained shall be the joint and several obligation of each and all of them and of their respective heirs, executors, administrators, successors and assigns, and relative words herein shall be read as if written in the plural when appropriate. Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.

     AGREEMENT: Reference is made to the Agreement for provisions as to Advances, rates of interest, mandatory principal repayments, collateral and acceleration. If there is any conflict between the terms of this Note and the terms of the Agreement, the terms of the Agreement shall control.

     APPLICABLE LAW: This Note shall be governed by and construed under the laws of the State of New York, the laws of which the Borrower hereby expressly elects to apply to this Note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, or in the District Court of the United States for the Southern District of New York.

                                   AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.



                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

                                                                     EXHIBIT B



                              October 25, 1996



Bankers Trust Company of California, N.A.
3 Park Plaza
16th Floor
Irvine, California  92714

Prudential Securities Credit Corporation
One New York Plaza
New York, NY 10292-2015

     Re:   INTERIM FUNDING ARRANGEMENT FOR
           MORTGAGE LOANS

Gentlemen:

     I am the counsel to AMRESCO Residential Capital Markets, Inc., a Delaware corporation (the "Borrower"), and AMRESCO Residential Mortgage Corporation, a Delaware corporation ("ARMC"). I have represented the Borrower and ARMC in connection with the execution and delivery of the following documents:

     (i) Amended and Restated Interim Warehouse and Security Agreement, dated as of October 25, 1996 (the "Interim Warehouse and Security Agreement"), among the Borrower, ARMC and Prudential Securities Credit Corporation (the "Lender");

     (ii) Secured Note executed as of October 25, 1996 by the Borrower in favor of the Lender (the "Note");

     (iii) Amended and Restated Master Custodial Agreement, dated as of November 1, 1995 (the "Amended and Restated Custodial Agreement"), between the Borrower and Bankers Trust Company of California, N.A. (the "Custodian");

     (iv) Master Custodial Agreement, dated as of October 25, 1996 (the "Master Custodial Agreement"), between ARMC and the Custodian; and

     (v) Master Custodial Agreement (REO Properties), dated as of October 25, 1996 (the "REO Property Custodial Agreement", together with the Master Custodial Agreement, the "ARMC Custodial Agreements" and collectively with the Amended and Restated Custodial Agreement, the "Custodial Agreements"), among ARMC, the Lender and the Custodian.

     Capitalized terms used herein, but not defined herein, shall have the meanings assigned to them in the Interim Warehouse and Security Agreement.

     I have examined executed copies of the Interim Warehouse and Security Agreement, the Note, and the Custodial Agreements. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower and ARMC and such certificates of public officials, certificates of corporate officers, and other documents, and such questions of law, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions herein expressed, I have made the following assumptions: i) each party to each of the Interim Warehouse and Security Agreement and the Custodial Agreements (other than the Borrower and ARMC, as applicable) has the power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Interim Warehouse and Security Agreement and the Custodial Agreements by all parties thereto (other than the Borrower and ARMC, as applicable), and (iii) the validity and binding effect on all parties thereto (other than the Borrower and ARMC, as applicable) of each of the Interim Warehouse and Security Agreement and the Custodial Agreements.

     The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

     (a) The effect of insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws relating to or affecting the rights of creditors of institutions having deposits insured by the Federal Deposit Insurance Corporation in the event of insolvency, reorganization, moratorium, conservatorship or receivership.

     (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

     (c) The unenforceability of provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement has been entered into modifying such provisions.

     I am licensed to practice law in the State of Texas. For purposes of this opinion, I have assumed that the laws of the State of Texas are substantially similar to the laws of the State of New York. Subject to such assumption, each opinion hereinafter set forth is an opinion concerning only the law of the States of Texas and New York, the corporate laws of Delaware and applicable federal law. All opinions expressed herein are based on laws, regulations and policy guidelines currently enforced and may be affected by future changes in law. Furthermore, no opinion is expressed herein regarding the applicable state Blue Sky, legal investment or real estate syndication laws.

     Based upon the foregoing, and subject to the last paragraph hereof, I am of the opinion that:

     1. The Interim Warehouse and Security Agreement, the Note and the Amended and Restated Custodial Agreement each constitutes the valid, legal and binding agreement of the Borrower, and each is enforceable against the Borrower in accordance with its terms.

     2. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the States of Texas, New York or Delaware for the execution, delivery and performance of the Interim Warehouse and Security Agreement, the Note, or the Amended and Restated Custodial Agreement, as applicable, by the Borrower, except such of which as have been obtained.

     3. The execution, delivery and performance by the Borrower of the Interim Warehouse and Security Agreement, the Note and the Amended and Restated Custodial Agreement, does not conflict with or result in a breach of, or constitute a default under any law, rule or regulation of the federal government or of the States of Texas, New York or Delaware.

     4. The execution, delivery and performance of the Interim Warehouse and Security Agreement, the Note and the Amended and Restated Custodial Agreement by the Borrower will not result in a default under any mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money to which the Borrower is a party.

     5. The Interim Warehouse and Security Agreement and the ARMC Custodial Agreements each constitutes the valid, legal and binding agreement of ARMC and each is enforceable against ARMC in accordance with its terms.

     6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the States of Texas, New York or Delaware for the execution, delivery and performance of the Interim Warehouse and Security Agreement or the ARMC Custodial Agreements by ARMC, except such of which as have been obtained.

     7. The execution, delivery and performance by ARMC of the Interim Warehouse and Security Agreement and the ARMC Custodial Agreements does not conflict with or result in a breach of, or constitute a default under any law, rule or regulation of the federal government or of the States of Texas, New York or Delaware.

     8. The execution, delivery and performance of the Interim Warehouse and Security Agreement and the ARMC Custodial Agreements by ARMC will not result in a default under any mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money to which ARMC is a party.

     9. Upon the execution of the Interim Warehouse and Security Agreement, a valid security interest in the Mortgage Loans and the proceeds thereof is granted to the Lender, which security interest would be a valid, first-priority, perfected security interest with respect to such Mortgage Loans and the proceeds thereof upon the delivery of the Mortgage Loan Files to the Custodian or, with respect to the Wet Funded Mortgage Loans, for a period of twenty-one days following the date of the related Wet Funded Advance and thereafter upon the delivery to the Custodian of the Mortgage Loan Files related thereto.

     This Opinion is furnished by me as counsel to the Borrower and ARMC and is solely for the benefit of the addressees hereof; except that this Opinion may be relied upon by any holder in due course of the Note.

                              Yours truly,

                                                                       EXHIBIT C


                        CREDIT INCREASE CONFIRMATION AND
                                 NOTE AMENDMENT

                             Dated ________________


     Reference is made to (x) the Amended and Restated Interim Warehouse and Security Agreement, dated as of October 25, 1996 (the "Interim Warehouse Agreement"), among Prudential Securities Credit Corporation (the "Lender"), AMRESCO Residential Capital Markets, Inc. (the "Borrower") and AMRESCO Residential Mortgage Corporation ("ARMC") and (y) the Secured Note dated as of October 25, 1996 (the "Note") from the Borrower to the Lender. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Interim Warehouse Agreement.

SECTION 1.

        The "Maturity Date" referenced in the Interim Warehouse Agreement and in the Note shall be ___________________________.

        [Any other changes.]

SECTION 2.

     As amended by Section 1 hereof all provisions of the Interim Warehouse Agreement and of the Note are reconfirmed as of the date hereof. Each of the Borrower and ARMC, in addition, hereby reconfirms and remakes as of the date hereof each and every of its respective representations, warranties and covenants set forth in the Interim Warehouse Agreement and the Note, as applicable.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                       AMRESCO RESIDENTIAL CAPITAL
                                         MARKETS, INC.


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       AMRESCO RESIDENTIAL MORTGAGE
                                         CORPORATION


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       PRUDENTIAL SECURITIES CREDIT CORPORATION


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                             APPROVAL AS TO LEGALITY

          I, Karen H. Cornell, corporate counsel to the Borrower and ARMC hereby confirm that:

          I delivered, on October 25, 1996, the opinion letter, a copy of which is attached hereto (the "Opinion Letter") relating to the Interim Warehouse Agreement and the Note.

          I have represented the Borrower and ARMC in connection with its execution and delivery of the Credit Increase Confirmation and Note Amendment (the "Confirmation") to which this Approval as to Legality is attached.

          I hereby extend, as of the date hereof, the opinions set forth in the Opinion Letter to cover both the Confirmation itself as well as the transactions described on the Confirmation and confirm, as of the date hereof, and subject to any and all assumptions and qualifications set forth therein, the opinions set forth in the Opinion Letter.

                                       Yours truly,



                                       ---------------------------------------
                                       Karen H. Cornell
                                       Corporate Counsel



Dated:
       -------------------

                                FUNDING NOTICE

                                                            _________ __, 199_


Prudential Securities Credit
 Corporation
One New York Plaza
New York, NY 10292

          Re: AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT DATED AS OF OCTOBER 25, 1996 ("AGREEMENT")


Gentlemen:

          Reference is made to the Agreement for defined terms used herein. Pursuant to Section 2(A) of the Agreement, this letter constitutes notice that the undersigned desires to obtain an Advance in the principal amount of $____________, with respect to the Mortgage Loans shown on the attached Mortgage Loan Schedule. Attached as Schedule I hereto is the calculation of the Advanced Amount in accordance with the Agreement including a breakdown of each calculation required to determine such Advanced Amount (other than any Market Value calculations).

          This letter will further certify that: (1) the undersigned has no notice or knowledge of any Event of Default; (2) the representations, warranties and covenants in the Agreement relating to the Mortgage Loans shown on the attached Mortgage Loan Schedule are true and correct as of the date hereof; (3) each of the conditions precedents to an Advance listed in Section 1(A)(2) or 1(A)(3), as applicable, of the Agreement are true and correct as of the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto; and (4) prior to, and following the making of such Advance, none of the concentration covenants set forth in Sections 4(c)(4) through (7) have been, or shall be, breached.


                                   AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.


                                   By:
                                       ---------------------------------------
                                   Name:
                                   Title:









                                    D-1